Genworth Financial

Built on GE Heritage

FIRST QUARTER FINANCIAL SUPPLEMENT

MARCH 31, 2005

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Dear Investor,

In conjunction with the release of Genworth’s first quarter results for 2005, we have prepared this financial supplement to assist investors in understanding Genworth’s financial results.

This supplement compares current period results to pro forma earnings and other financial information from the first quarter of 2004. The pro forma financial information that is presented reflects the effect of the company’s corporate reorganization and the other transactions effected in connection with our initial public offering, completed in May, 2004.

Additional detail on the basis of financial information is provided on page 4 of this supplement.

Please feel free to call if you have any additional questions.

Regards,

Jean Peters

Senior Vice President

Investor Relations and Corporate Communications

804-662-2693

Alicia Charity

Vice President

Investor Relations

804-662-2248

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Basis of Financial Information

As part of a corporate reorganization effected in connection with the company’s IPO, the company acquired substantially all of the assets and liabilities of GE Financial Assurance Holdings, Inc. (GEFAHI), an indirect subsidiary of GE. The company also acquired certain other insurance businesses that were owned by other GE subsidiaries but managed by members of the company’s management team. In consideration for the assets that the company acquired and the liabilities that the company assumed, the company issued various equity and debt securities to GEFAHI.

The company has prepared its financial information as if the company had been in existence throughout all relevant periods. The financial information through the date of the corporate reorganization (May 24, 2004) includes all businesses that were owned by GEFAHI, including those that were not transferred to the company, as well as the other insurance businesses that the company acquired from other GE subsidiaries in connection with the corporate reorganization. As a result, the company’s financial information for periods prior to the corporate reorganization is not comparable to financial information for periods ending after that date.

Prior to the completion of the IPO, the company entered into several significant reinsurance transactions with Union Fidelity Life Insurance Company (UFLIC), an indirect subsidiary of GE. As part of these transactions, the company ceded to UFLIC, effective as of January 1, 2004, policy obligations under all of its in-force structured settlement contracts, which had reserves of $12.0 billion, and substantially all of its in-force variable annuity contracts, which had general account reserves of $2.8 billion and separate account reserves of $7.9 billion, each as of December 31, 2003. In addition, effective as of January 1, 2004, the company ceded to UFLIC policy obligations under a block of long-term care insurance policies, which had reserves of $1.5 billion as of December 31, 2003. As part of the reinsurance transactions, UFLIC ceded to the company in-force blocks of Medicare supplement insurance, which had reserves of $19 million.

The unaudited pro forma financial information for 2004 contained in this financial supplement reflects the company’s financial information as adjusted to give effect to the transactions described below and certain other transactions as if each had occurred as of January 1, 2004. The following transactions are reflected in the unaudited pro forma financial information:

•	the removal of certain businesses of GEFAHI that were not transferred to the company in connection with the corporate reorganization;

•	the reinsurance transactions with UFLIC;

•	the issuance of equity and debt securities to GEFAHI in exchange for the assets that the company acquired and the liabilities that the company assumed in connection with the corporate reorganization; and

•	the issuance and sale of $1.9 billion of senior notes and $500 million of commercial paper and the application of the proceeds therefrom.

The unaudited pro forma financial information is based upon available information and assumptions that the company believes are reasonable. The unaudited pro forma financial information is for illustrative and informational purposes only and is not intended to represent or be indicative of what the company’s financial condition or results of operations would have been had the transactions described above occurred on the dates indicated, nor what they may be in the future.

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measure entitled “net operating earnings.” The company defines net operating earnings as net earnings from continuing operations, excluding after-tax net

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

realized investment gains and losses (which can fluctuate significantly from period to period), changes in accounting principles and non-recurring, infrequent or unusual items. There were no non-recurring, infrequent or unusual items excluded from pro forma net operating earnings for the periods presented in this financial supplement other than a $22 million IPO-related net tax charge recorded during the second quarter of 2004, a $68 million IPO-related net tax benefit recorded during the fourth quarter of 2004 and a $25 million after-tax gain related to our waiver of contractual rights under an outsourcing services agreement with GE’s global outsourcing provider, 60% of which was sold in the fourth quarter of 2004.

Management believes that analysis of net operating earnings enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. However, net operating earnings should not be viewed as a substitute for GAAP net earnings. In addition, the company’s definition of net operating earnings may differ from the definitions used by other companies. The table on page 7 of this report provides a reconciliation of net earnings to net operating earnings (as defined above) for the three months ended March 31, 2005 and 2004 and to pro forma net operating earnings for the three months ended March 31, 2004.

All net realized investment gains (losses) are reflected in the Corporate and Other Segment and are not reflected in the results of any of the company’s other segments. As a result, the segment results contained in this financial supplement are presented on a net operating earnings basis, which is the same as net earnings from continuing operations before accounting change under GAAP for all segments, except for the Corporate and Other Segment. For a reconciliation of Corporate and Other segment net earnings to segment net operating earnings for the three months ended March 31, 2005 and 2004, and to pro forma segment net operating earnings for the three months ended March 31, 2004, presented in accordance with GAAP, see the table on page 14 in this report. The term “net operating loss” as used in this report is also a non-GAAP financial measure and has an analogous meaning to “net operating earnings.”

Definition of Sales

The term “sales” as used in this financial supplement means (1) annualized first-year premiums for term life insurance, long-term care insurance, and group life and health insurance; (2) new premiums/deposits for universal life insurance, spread-based and variable products; (3) new deposits for managed assets; (4) written premiums gross of reinsurance and cancellations for payment protection insurance; and (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums, new premiums/deposits, written premiums and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period. This operating measure enables the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

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1Q 2005 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	March 31, 2005
Total stockholders’ interest, excluding accumulated nonowner changes in stockholders’ interest	$11,061
Total accumulated nonowner changes in stockholders’ interest	1,459

Total stockholders’ interest	$12,520

Book value per common share	$26.62
Book value per common share, excluding accumulated nonowner changes in stockholders’ interest	$23.52

Common shares outstanding as of March 31, 2005	470.2

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1Q 2005 FINANCIAL SUPPLEMENT

Reconciliation to Net Operating Earnings

(amounts in millions, except per share data)

	Three months ended March 31,
	2005	2004
Net earnings	$322	$272
Gain on sale of discontinued operations, net of taxes	—	(7)
Cumulative effect of accounting change, net of taxes	—	(5)

Net earnings from continuing operations before accounting change	322	260

Net realized investment losses (gains), net of taxes	4	(10)

Net operating earnings	$326	$250

Net earnings from continuing operations before accounting change		$260
Excluded assets and liabilities (a)		1
Reinsurance transactions (b)		2
Capital structure and other (c)		(9)

Pro forma net earnings from continuing operations		254
Net realized investment gains, net of taxes		(10)

Pro forma net operating earnings		$244

Net earnings per common share:
Basic	$0.66	$0.56

Diluted	$0.65	$0.56

Net earnings from continuing operations before accounting change per common share:
Basic	$0.66	$0.53

Diluted	$0.65	$0.53

Net operating earnings per common share:
Basic	$0.67	$0.51

Diluted	$0.66	$0.51

Pro forma net earnings from continuing operations per common share:
Basic		$0.52

Diluted		$0.52

Pro forma net operating earnings per common share:
Basic		$0.50

Diluted		$0.50

Weighted-average common shares outstanding:
Basic	488.8	489.5

Diluted	494.3	489.5

Note:	For a discussion of notes (a), (b), and (c) to these tables see Notes To Pro Forma Financial Information on page 8.

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1Q 2005 FINANCIAL SUPPLEMENT

Notes to Pro Forma Financial Information

(a)	Reflects adjustments to exclude amounts included in the company’s earnings relating to (1) certain businesses (formerly reported in the company’s Affinity Segment) and certain investment partnerships, which in each case were not transferred to the company, and (2) net realized investment (gains) losses and related tax benefit arising from sales of Affinity segment assets that were reflected in the company’s Corporate and Other Segment.

(b)	Reflects adjustments to record the effects of the reinsurance transactions the company entered into with, and the related contribution the company made to UFLIC, an indirect subsidiary of GE. As part of these transactions, the company ceded to UFLIC all of its in-force structured settlement contracts, substantially all of its in-force variable annuity contracts, and a block of long-term care insurance policies that it reinsured from Travelers in 2000, and it assumed from UFLIC a block of Medicare supplement insurance, all effective as of January 1, 2004.

The unaudited pro forma earnings information for 2004 gives effect to the reinsurance transactions as if each had occurred as of January 1, 2004 and excludes the effects of all ceded reinsured contracts that were issued before January 1, 2004. The company has continued to sell variable annuities and structured settlements after completion of the reinsurance transactions and is retaining that business for its own account, subject to third party reinsurance in the ordinary course of business. The company’s pro forma statement of earnings for the three months ended March 31, 2004 excludes the impact of the entire block of long-term care insurance policies that the company ceded to UFLIC as the company did not issue any new policies for this block in 2004, and the company will not issue any in the future.

Under the reinsurance transactions, the company receives an expense allowance to reimburse it for costs it incurs to service the reinsured blocks. Actual costs and expense allowance amounts will be determined by expense studies to be conducted periodically. The pro forma adjustments have been prepared assuming that actual costs incurred during the pro forma period, as determined under the company’s historical cost structure and allocation methods, were reimbursed by an expense allowance.

Concurrently with the reinsurance transactions, the company contributed $1.836 billion of capital to UFLIC, which primarily represented the excess statutory capital in the company’s insurance subsidiaries after giving effect to the reinsurance transactions. As a significant portion of the assets transferred and contributed were not owned for the entire period, the pro forma adjustments to reduce net investment income and net realized investment gains were based upon a proportional allocation of investment income from the investment assets historically identified as (1) supporting the blocks of business reinsured for the reinsurance, and (2) representing surplus of subsidiaries providing assets that were contributed to UFLIC.

(c)	Reflects adjustments for changes in the company’s capitalization to exclude the impact of commercial paper, short-term borrowings from GE Capital and derivatives that were not transferred to the company in connection with the corporate reorganization and to include the impact of the issuance of $600 million of the company’s 6.00% Equity Units and $100 million of the company’s 5.25% mandatory redeemable Series A Cumulative Preferred Stock, both of which were completed on May 28, 2004, the issuance of 3, 5, 10 and 30 year notes totaling $1.9 billion which was completed June 15, 2004, and the issuance of $500 million of commercial paper which was completed June 14, 2004, as well as interest expense related to the accretion of the company’s obligation to GE under the Tax Matters Agreement and the tax impacts resulting from these changes in the company’s capitalization.

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

First Quarter Results

Quarter ended March 31, 2005 as compared to

Quarter ended March 31, 2004

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

	Three months ended March 31,
EARNINGS BY SEGMENT	2005	2004
Earnings (loss) from continuing operations before income taxes and accounting change
Protection	$216	$193
Retirement Income and Investments	91	47
Mortgage Insurance	203	148
Corporate and Other	(26)	2
Affinity	—	(13)

Total	$484	$377

Net earnings (loss) from continuing operations before accounting change
Protection	$139	$124
Retirement Income and Investments	60	31
Mortgage Insurance	141	103
Corporate and Other	(18)	4
Affinity	—	(2)

Total	322	260

Gain on sale of discontinued operations, net of taxes	—	7
Cumulative effect of accounting changes, net of taxes	—	5

Net Earnings	$322	$272

	Three months ended March 31,
EARNINGS PER COMMON SHARE	2005	2004
Basic earnings per common share:
Net earnings from continuing operations before accounting change	$0.66	$0.53
Gain on sale of discontinued operations, net of taxes	—	0.01
Cumulative effect of accounting changes, net of taxes	—	0.01

Basic earnings per common share	$0.66	$0.56

Diluted earnings per common share:
Net earnings from continuing operations before accounting change	$0.65	$0.53
Gain on sale of discontinued operations, net of taxes	—	0.01
Cumulative effect of accounting changes, net of taxes	—	0.01

Diluted earnings per common share	$0.65	$0.56

Weighted-average common shares outstanding:
Basic	488.8	489.5

Diluted	494.3	489.5

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Earnings From Continuing Operations

(dollar amounts in millions)

	Three months ended March 31,
	2005	2004
REVENUES:
Premiums	$1,605	$1,722
Net investment income	851	1,037
Net realized investment (losses) gains	(6)	16
Policy fees and other income	161	249

Total revenues	2,611	3,024

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,075	1,351
Interest credited	340	396
Underwriting, acquisition and insurance expenses, net of deferrals	408	508
Amortization of deferred acquisition costs and intangibles	232	345
Interest expense	72	47

Total benefits and expenses	2,127	2,647

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	484	377
Provision for income taxes	162	117
Effective tax rate	33.5%	31.0%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$322	$260

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Statement of Financial Position

(amounts in millions)

	March 31, 2005	December 31, 2004
ASSETS
Investments:
Fixed maturities available-for-sale, at fair value	$52,641	$52,424
Equity securities available-for-sale, at fair value	355	374
Mortgage and other loans, net of valuation allowance of $54 and $52	6,279	6,051
Policy loans	1,232	1,224
Short-term investments	65	247
Restricted investments held by securitization entities	815	860
Other invested assets	3,823	3,996

Total investments	65,210	65,176
Cash and cash equivalents	1,461	1,963
Accrued investment income	809	733
Deferred acquisition costs	5,212	5,020
Intangible assets	819	780
Goodwill	1,462	1,465
Reinsurance recoverable	18,560	18,535
Other assets ($36 and $24 restricted in securitization entities)	1,551	1,322
Separate account assets	8,608	8,884

Total assets	$103,692	$103,878

LIABILITIES AND STOCKHOLDERS’ INTEREST
Liabilities:
Future annuity and contract benefits	$62,098	$61,698
Liability for policy and contract claims	3,376	3,329
Unearned premiums	3,580	3,597
Other policyholder liabilities	677	638
Other liabilities ($13 and $3 restricted in securitization entities)	6,793	6,792
Non-recourse funding obligations	900	900
Short-term borrowings	544	559
Long-term borrowings	2,440	2,442
Senior notes underlying equity units	600	600
Preferred stock	100	100
Deferred tax liability	643	624
Borrowings related to securitization entities	813	849
Separate account liabilities	8,608	8,884

Total liabilities	91,172	91,012

Commitments and Contingencies

Stockholders’ Interest:
Common stock	—	—
Additional paid-in capital	10,625	10,612
Accumulated non-owner changes in stockholders’ interest:
Net unrealized investment gains	847	1,019
Derivatives qualifying as hedges	266	268
Foreign currency translation adjustments	346	322

Total accumulated non-owner changes in stockholders’ interest	1,459	1,609
Retained earnings	936	645
Treasury stock, at cost	(500)	—

Total stockholders’ interest	12,520	12,866

Total liabilities and stockholders’ interest	$103,692	$103,878

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

First Quarter Results

Quarter ended March 31, 2005 as compared to

Pro Forma Quarter ended March 31, 2004

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

EARNINGS BY SEGMENT	Three months ended March 31, 2005	Pro Forma Three months ended March 31, 2004
Earnings (loss) from continuing operations before income taxes
Protection	$216	$192
Retirement Income and Investments	91	46
Mortgage Insurance	203	148
Corporate and Other	(26)	(11)

Total	$484	$375

Net earnings (loss) from continuing operations
Protection	$139	$123
Retirement Income and Investments	60	30
Mortgage Insurance	141	103
Corporate and Other (see reconciliation below)	(18)	(2)

Total	$322	$254

Net operating earnings (loss)
Protection	$139	$123
Retirement Income and Investments	60	30
Mortgage Insurance	141	103
Corporate and Other (see reconciliation below)	(14)	(12)

Total	$326	$244

EARNINGS PER COMMON SHARE	As of or for the Three months ended March 31, 2005	Pro Forma As of or for the Three months ended March 31, 2004
Net earnings from continuing operations per common share
Basic	$0.66	$0.52

Diluted	$0.65	$0.52

Net operating earnings per common share
Basic	$0.67	$0.50

Diluted	$0.66	$0.50

Weighted-average common shares outstanding
Basic	488.8	489.5

Diluted	494.3	489.5

Reconciliation of Corporate and Other segment net (loss) earnings to segment net operating loss and pro forma segment net operating loss

	Three months ended March 31,
	2005	2004
Segment net (loss) earnings from continuing operations	$(18)	$4
Net realized investment losses (gains), net of taxes	4	(10)

Segment net operating loss	$(14)	$(6)

Segment net earnings from continuing operations		$4
Excluded assets and liabilities (a)		(1)
Reinsurance transactions (b)		4
Capital structure and other (c)		(9)

Pro forma segment net loss		(2)
Net realized investment gains, net of taxes		(10)

Pro forma segment net operating loss		$(12)

Note:	For a discussion of notes (a), (b), and (c) to these tables see Notes To Pro Forma Financial Information on page 8.

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1Q 2005 FINANCIAL SUPPLEMENT

Earnings From Continuing Operations

(dollar amounts in millions)

	Three months ended March 31, 2005	Pro Forma Three months ended March 31, 2004
REVENUES:
Premiums	$1,605	$1,619
Net investment income	851	753
Net realized investment (losses) gains	(6)	15
Policy fees and other income	161	149

Total revenues	2,611	2,536

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,075	1,080
Interest credited	340	323
Underwriting, acquisition and insurance expenses, net of deferrals	408	413
Amortization of deferred acquisition costs and intangibles	232	284
Interest expense	72	61

Total benefits and expenses	2,127	2,161

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	484	375
Provision for income taxes	162	121
Effective tax rate	33.5%	32.3%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$322	$254

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1Q 2005 FINANCIAL SUPPLEMENT

First Quarter Results by Segment

Quarter ended March 31, 2005 as compared to

Pro Forma Quarter ended March 31, 2004

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Statement of Earnings by Segment

(amounts in millions)

Three months ended March 31, 2005	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Total
REVENUES:
Premiums	$1,128	$244	$215	$18	$1,605
Net investment income	314	433	69	35	851
Net realized investment losses	—	—	—	(6)	(6)
Policy fees and other income	88	58	10	5	161

Total revenues	1,530	735	294	52	2,611

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	738	308	21	8	1,075
Interest credited	90	250	—	—	340
Underwriting, acquisition and insurance expenses, net of deferrals	288	59	59	2	408
Amortization of deferred acquisition costs and intangibles	189	27	11	5	232
Interest expense	9	—	—	63	72

Total benefits and expenses	1,314	644	91	78	2,127

EARNINGS (LOSS) BEFORE INCOME TAXES	216	91	203	(26)	484

Provision for (benefit from) income taxes	77	31	62	(8)	162

NET EARNINGS (LOSS)	139	60	141	(18)	322

Net realized investment losses, net of taxes	—	—	—	4	4

NET OPERATING EARNINGS (LOSS)	$139	$60	$141	$(14)	$326

Pro forma three months ended March 31, 2004	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Pro Forma Total
REVENUES:
Premiums	$1,121	$277	$195	$26	$1,619
Net investment income	281	377	60	35	753
Net realized investment gains	—	—	—	15	15
Policy fees and other income	87	52	8	2	149

Total revenues	1,489	706	263	78	2,536

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	694	338	39	9	1,080
Interest credited	90	233	—	—	323
Underwriting, acquisition and insurance expenses, net of deferrals	269	61	64	19	413
Amortization of deferred acquisition costs and intangibles	241	28	12	3	284
Interest expense	3	—	—	58	61

Total benefits and expenses	1,297	660	115	89	2,161

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	192	46	148	(11)	375

Provision for (benefit from) income taxes	69	16	45	(9)	121

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	123	30	103	(2)	254

Net realized investment gains, net of taxes	—	—	—	(10)	(10)

NET OPERATING EARNINGS (LOSS)	$123	$30	$103	$(12)	$244

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1Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Protection

(amounts in millions)

Three months ended March 31, 2005	Life	Long-Term Care	Payment Protection	Group Life and Health	Total
REVENUES:
Premiums	$201	$408	$357	$162	$1,128
Net investment income	121	156	26	11	314
Policy fees and other income	78	2	4	4	88

Total revenues	400	566	387	177	1,530

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	172	388	66	112	738
Interest credited	59	31	—	—	90
Underwriting, acquisition and insurance expenses, net of deferrals	34	65	144	45	288
Amortization of deferred acquisition costs and intangibles	20	17	143	9	189
Interest expense	9	—	—	—	9

Total benefits and expenses	294	501	353	166	1,314

EARNINGS BEFORE INCOME TAXES	106	65	34	11	216

Provision for income taxes	38	23	12	4	77

SEGMENT NET EARNINGS	$68	$42	$22	$7	$139

Pro forma three months ended March 31, 2004	Life	Long-Term Care	Payment Protection	Group Life and Health	Pro Forma Total
REVENUES:
Premiums	$190	$391	$385	$155	$1,121
Net investment income	109	135	26	11	281
Policy fees and other income	75	2	5	5	87

Total revenues	374	528	416	171	1,489

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	161	342	81	110	694
Interest credited	62	28	—	—	90
Underwriting, acquisition and insurance expenses, net of deferrals	29	73	125	42	269
Amortization of deferred acquisition costs and intangibles	29	24	180	8	241
Interest expense	3	—	—	—	3

Total benefits and expenses	284	467	386	160	1,297

EARNINGS BEFORE INCOME TAXES	90	61	30	11	192

Provision for income taxes	33	22	10	4	69

SEGMENT NET EARNINGS	$57	$39	$20	$7	$123

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

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1Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Retirement Income and Investments

(amounts in millions)

Three months ended March 31, 2005	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Total
REVENUES:
Premiums	$244	$—	$—	$244
Net investment income	331	4	98	433
Policy fees and other income	3	55	—	58

Total revenues	578	59	98	735

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	307	1	—	308
Interest credited	165	3	82	250
Underwriting, acquisition and insurance expenses, net of deferrals	30	27	2	59
Amortization of deferred acquisition costs and intangibles	24	3	—	27

Total benefits and expenses	526	34	84	644

EARNINGS BEFORE INCOME TAXES	52	25	14	91

Provision for income taxes	18	8	5	31

SEGMENT NET EARNINGS	$34	$17	$9	$60

Pro forma three months ended March 31, 2004	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Pro Forma Total
REVENUES:
Premiums	$277	$—	$—	$277
Net investment income	296	5	76	377
Policy fees and other income	2	50	—	52

Total revenues	575	55	76	706

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	333	5	—	338
Interest credited	163	4	66	233
Underwriting, acquisition and insurance expenses, net of deferrals	28	32	1	61
Amortization of deferred acquisition costs and intangibles	26	2	—	28

Total benefits and expenses	550	43	67	660

EARNINGS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	25	12	9	46

Provision for income taxes	9	4	3	16

SEGMENT NET EARNINGS	$16	$8	$6	$30

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Mortgage Insurance

(amounts in millions)

Three months ended March 31, 2005	U. S.	International	Total
REVENUES:
Premiums	$111	$104	$215
Net investment income	31	38	69
Policy fees and other income	7	3	10

Total revenues	149	145	294

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	15	6	21
Underwriting, acquisition and insurance expenses, net of deferrals	34	25	59
Amortization of deferred acquisition costs and intangibles	6	5	11

Total benefits and expenses	55	36	91

EARNINGS BEFORE INCOME TAXES	94	109	203

Provision for income taxes	22	40	62

SEGMENT NET EARNINGS	$72	$69	$141

Pro forma three months ended March 31, 2004	U. S.	International	Pro Forma Total
REVENUES:
Premiums	$119	$76	$195
Net investment income	31	29	60
Policy fees and other income	4	4	8

Total revenues	154	109	263

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	29	10	39
Underwriting, acquisition and insurance expenses, net of deferrals	41	23	64
Amortization of deferred acquisition costs and intangibles	7	5	12

Total benefits and expenses	77	38	115

EARNINGS BEFORE INCOME TAXES	77	71	148

Provision for income taxes	18	27	45

SEGMENT NET EARNINGS	$59	$44	$103

Pro Forma Segment Net Earnings is equivalent to Segment Net Earnings for the Mortgage Insurance Segment.

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—Mortgage Insurance

(dollar amounts in millions)

	As of or for the three months ended March 31
	2005	2004
Primary Insurance in Force
U.S. Mortgage Insurance	$106,000	$119,800
International Mortgage Insurance	209,900	143,800

Total primary insurance in force	$315,900	$263,600

Total Risk in Force
U.S. Mortgage Insurance	$23,100	$26,200
International Mortgage Insurance (a)	68,000	45,500

Total risk in force	$91,100	$71,700

New Insurance Written
U.S. Mortgage Insurance	$5,700	$6,800
International Mortgage Insurance	14,200	10,900

Total new insurance written	$19,900	$17,700

Net Premiums Written
U.S. Mortgage Insurance	$109	$117
International Mortgage Insurance	137	122

Total net premiums written	$246	$239

Loss Ratio (b)
U.S. Mortgage Insurance	14%	24%
International Mortgage Insurance	6%	13%

Total loss ratio	10%	20%

Expense Ratio (c)
U.S. Mortgage Insurance	37%	41%
International Mortgage Insurance	22%	23%

Total expense ratio	28%	32%

(a)	Our businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans we insure in those markets. For the purpose of representing our risk in force, we have computed an “Effective Risk in Force” amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in force has been calculated by applying to insurance in force a factor that represents our highest expected average per-claim payment for any one underwriting year over the life of our businesses in Australia, New Zealand and Canada. As of March 31, 2005, this factor was 35%.
(b)	The ratio of incurred losses and loss adjustment expense to net premiums earned.
(c)	The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of underwriting, acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—Mortgage Insurance, U.S. Only

(dollar amounts in millions)

	As of or for the three months ended March 31
	2005	2004
New Risk Written
Flow	$1,263	$1,443
Bulk	9	13

Total	$1,272	$1,456

Risk in Force
Flow	$22,103	$24,877
Bulk	284	371

Total Primary	22,387	25,248
Pool	682	939

Total	$23,069	$26,187

Risk in Force by Credit Quality
Flow by FICO Scores > 619 (%)	92%	92%
Flow by FICO Scores 575-619	6%	6%
Flow by FICO Scores < 575	2%	2%

Bulk by FICO Scores > 619	92%	88%
Bulk by FICO Scores 575-619	4%	6%
Bulk by FICO Scores < 575	4%	6%

Primary A minus and sub-prime	9.9%	9.5%

Primary Loans
Primary total loans in force	804,839	926,974
Primary total loans in default	24,376	29,530
Primary loans total default rate	3.0%	3.2%

Flow loans in default	22,891	27,236
Flow loans default rate	3.3%	3.3%

Bulk loans in default	1,485	2,294
Bulk loans default rate	1.4%	2.1%

A minus and sub-prime loans in default	6,058	6,493
A minus and sub-prime loans default rate	8.9%	8.7%

Pool Loans
Pool loans in default	648	984
Pool loans default rate	2.7%	2.9%

Claims Paid
Primary Claims Paid (includes LAE)	39.6	31.8
Pool Claims Paid (includes LAE)	0.1	0.3
Primary Average Claim Severity	95%	95%

Other Measures
Flow Persistency (a)	66%	68%
Gross written premiums ceded to captives/total gross written premiums	25%	24%

(a)	excludes bulk transactions and the effect of a period payoff reconciliation on one structured transaction involving single premium mortgage insurance

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Corporate and Other

(amounts in millions)

Three months ended March 31, 2005	Total
REVENUES
Premiums	$18
Net investment income	35
Net realized investment losses	(6)
Policy fees and other income	5

Total revenues	52

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	8
Underwriting, acquisition and insurance expenses, net of deferrals	2
Amortization of deferred acquisition costs and intangibles	5
Interest expense	63

Total benefits and expenses	78

LOSS BEFORE INCOME TAXES	(26)

Benefit from income taxes	(8)

SEGMENT NET LOSS	(18)

Net realized investment losses, net of taxes	4

NET OPERATING LOSS	$(14)

Pro forma three months ended March 31, 2004	Pro Forma Total
REVENUES
Premiums	$26
Net investment income	35
Net realized investment gains	15
Policy fees and other income	2

Total revenues	78

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	9
Underwriting, acquisition and insurance expenses, net of deferrals	19
Amortization of deferred acquisition costs and intangibles	3
Interest expense	58

Total benefits and expenses	89

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(11)

Benefit from income taxes	(9)

SEGMENT NET LOSS	(2)

Net realized investment gains, net of taxes	(10)

NET OPERATING LOSS	$(12)

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Net Earnings

(amounts in millions)

				PRO FORMA
	2005	2004
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,605	$1,606	$1,523	$1,640	$1,619	$6,388
Net investment income	851	825	785	797	753	3,160
Net realized investment (losses) gains	(6)	(1)	3	6	15	23
Policy fees and other income	161	212	159	144	149	664

Total revenues	2,611	2,642	2,470	2,587	2,536	10,235

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,075	1,129	1,034	1,097	1,080	4,340
Interest credited	340	344	328	324	323	1,319
Underwriting, acquisition and insurance expenses, net of deferrals	408	429	399	416	413	1,657
Amortization of deferred acquisition costs and intangibles	232	262	242	264	284	1,052
Interest expense	72	63	60	59	61	243

Total benefits and expenses	2,127	2,227	2,063	2,160	2,161	8,611

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	484	415	407	427	375	1,624

Provision for income taxes	162	69	136	168	121	494

NET EARNINGS FROM CONTINUING OPERATIONS	322	346	271	259	254	1,130

Net realized investment losses (gains), net of taxes	4	1	(2)	(4)	(10)	(15)
Net tax (benefit) expense related to initial public offering	—	(68)	—	22	—	(46)
Gain on outsourcing services agreement, net of taxes	—	(25)	—	—	—	(25)

NET OPERATING EARNINGS	$326	$254	$269	$277	$244	$1,044

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Protection

(amounts in millions)

				PRO FORMA
	2005	2004
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,128	$1,094	$1,085	$1,098	$1,121	$4,398
Net investment income	314	311	298	288	281	1,178
Policy fees and other income	88	102	91	79	87	359

Total revenues	1,530	1,507	1,474	1,465	1,489	5,935

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	738	705	698	691	694	2,788
Interest credited	90	91	91	90	90	362
Underwriting, acquisition and insurance expenses, net of deferrals	288	279	267	262	269	1,077
Amortization of deferred acquisition costs and intangibles	189	208	198	214	241	861
Interest expense	9	6	4	2	3	15

Total benefits and expenses	1,314	1,289	1,258	1,259	1,297	5,103

EARNINGS BEFORE INCOME TAXES	216	218	216	206	192	832

Provision for income taxes	77	78	81	77	69	305

SEGMENT NET EARNINGS	$139	$140	$135	$129	$123	$527

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Retirement Income and Investments

(amounts in millions)

				PRO FORMA
	2005	2004
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$244	$277	$219	$321	$277	$1,094
Net investment income	433	417	393	395	377	1,582
Policy fees and other income	58	58	52	53	52	215

Total revenues	735	752	664	769	706	2,891

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	308	363	281	370	338	1,352
Interest credited	250	253	237	234	233	957
Underwriting, acquisition and insurance expenses, net of deferrals	59	48	59	61	61	229
Amortization of deferred acquisition costs and intangibles	27	34	25	35	28	122
Interest expense	—	—	—	1	—	1

Total benefits and expenses	644	698	602	701	660	2,661

EARNINGS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	91	54	62	68	46	230

Provision for income taxes	31	19	22	25	16	82

SEGMENT NET EARNINGS	$60	$35	$40	$43	$30	$148

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Mortgage Insurance

(amounts in millions)

				PRO FORMA
	2005	2004
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$215	$213	$197	$195	$195	$800
Net investment income	69	68	65	61	60	254
Policy fees and other income	10	8	10	10	8	36

Total revenues	294	289	272	266	263	1,090

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	21	53	46	27	39	165
Underwriting, acquisition and insurance expenses, net of deferrals	59	69	64	65	64	262
Amortization of deferred acquisition costs and intangibles	11	16	12	11	12	51

Total benefits and expenses	91	138	122	103	115	478

EARNINGS BEFORE INCOME TAXES	203	151	150	163	148	612

Provision for income taxes	62	44	48	49	45	186

SEGMENT NET EARNINGS	$141	$107	$102	$114	$103	$426

Pro Forma Segment Net Earnings is equivalent to Segment Net Earnings for the Mortgage Insurance Segment.

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Corporate and Other

(amounts in millions)

				PRO FORMA
	2005	2004
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$18	$22	$22	$26	$26	$96
Net investment income	35	29	29	53	35	146
Net realized investment (losses) gains	(6)	(1)	3	6	15	23
Policy fees and other income	5	44	6	2	2	54

Total Revenue	52	94	60	87	78	319

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	8	8	9	9	9	35
Underwriting, acquisition and insurance expenses, net of deferrals	2	33	9	28	19	89
Amortization of deferred acquisition costs and intangibles	5	4	7	4	3	18
Interest expense	63	57	56	56	58	227

Total benefits and expenses	78	102	81	97	89	369

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(26)	(8)	(21)	(10)	(11)	(50)

(Benefit from) provision for income taxes	(8)	(72)	(15)	17	(9)	(79)

SEGMENT NET (LOSS) EARNINGS	(18)	64	(6)	(27)	(2)	29

Net realized investment losses (gains), net of taxes	4	1	(2)	(4)	(10)	(15)
Net tax (benefit) expense related to initial public offering	—	(68)	—	22	—	(46)
Gain on outsourcing services agreement, net of taxes	—	(25)	—	—	—	(25)

NET OPERATING LOSS	$(14)	$(28)	$(8)	$(9)	$(12)	$(57)

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

First Quarter Results by Segment

Quarter ended March 31, 2005 as compared to

Quarter ended March 31, 2004

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Statement of Earnings by Segment

(amounts in millions)

Three months ended March 31, 2005	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Affinity	Total
REVENUES:
Premiums	$1,128	$244	$215	$18	$—	$1,605
Net investment income	314	433	69	35	—	851
Net realized investment losses	—	—	—	(6)	—	(6)
Policy fees and other income	88	58	10	5	—	161

Total revenues	1,530	735	294	52	—	2,611

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	738	308	21	8	—	1,075
Interest credited	90	250	—	—	—	340
Underwriting, acquisition and insurance expenses, net of deferrals	288	59	59	2	—	408
Amortization of deferred acquisition costs and intangibles	189	27	11	5	—	232
Interest expense	9	—	—	63	—	72

Total benefits and expenses	1,314	644	91	78	—	2,127

EARNINGS (LOSS) BEFORE INCOME TAXES	216	91	203	(26)	—	484

Provision for (benefit from) income taxes	77	31	62	(8)	—	162

NET EARNINGS (LOSS)	$139	$60	$141	$(18)	$—	$322

Three months ended March 31, 2004	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Affinity	Total
REVENUES
Premiums	$1,170	$277	$195	$26	$54	$1,722
Net investment income	309	$617	60	33	18	1,037
Net realized investment gains	—	—	—	16	—	16
Policyholder fees and other income	87	85	8	2	67	249

Total Revenue	1,566	979	263	77	139	3,024

BENEFITS AND EXPENSES
Benefits and changes in policy reserves	760	494	39	9	49	1,351
Interest credited	90	306	—	—	—	396
Underwriting, acquisition and insurance expenses, net of deferrals	276	75	64	19	74	508
Amortization of deferred acquisition costs and intangibles	244	57	12	3	29	345
Interest expense	3	—	—	44	—	47

Total benefits and expenses	1,373	932	115	75	152	2,647

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	193	47	148	2	(13)	377

Provision for (benefit from) income taxes	69	16	45	(2)	(11)	117

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$124	$31	$103	$4	$(2)	$260

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Protection

(amounts in millions)

Three months ended March 31, 2005	Life	Long-Term Care	Payment Protection	Group Life and Health	Total
REVENUES:
Premiums	$201	$408	$357	$162	$1,128
Net investment income	121	156	26	11	314
Policy fees and other income	78	2	4	4	88

Total revenues	400	566	387	177	1,530

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	172	388	66	112	738
Interest credited	59	31	—	—	90
Underwriting, acquisition and insurance expenses, net of deferrals	34	65	144	45	288
Amortization of deferred acquisition costs and intangibles	20	17	143	9	189
Interest expense	9	—	—	—	9

Total benefits and expenses	294	501	353	166	1,314

EARNINGS BEFORE INCOME TAXES	106	65	34	11	216

Provision for income taxes	38	23	12	4	77

SEGMENT NET EARNINGS	$68	$42	$22	$7	$139

Three months ended March 31, 2004	Life	Long-Term Care	Payment Protection	Group Life and Health	Total
REVENUES:
Premiums	$190	$440	$385	$155	$1,170
Net investment income	109	163	26	11	309
Policy fees and other income	75	2	5	5	87

Total revenues	374	605	416	171	1,566

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	161	408	81	110	760
Interest credited	62	28	—	—	90
Underwriting, acquisition and insurance expenses, net of deferrals	29	80	125	42	276
Amortization of deferred acquisition costs and intangibles	29	27	180	8	244
Interest expense	3	—	—	—	3

Total benefits and expenses	284	543	386	160	1,373

EARNINGS BEFORE INCOME TAXES	90	62	30	11	193

Provision for income taxes	33	22	10	4	69

SEGMENT NET EARNINGS	$57	$40	$20	$7	$124

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Retirement Income and Investments

(amounts in millions)

Three months ended March 31, 2005	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Total
REVENUES:
Premiums	$244	$—	$—	$244
Net investment income	331	4	98	433
Policy fees and other income	3	55	—	58

Total revenues	578	59	98	735

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	307	1	—	308
Interest credited	165	3	82	250
Underwriting, acquisition and insurance expenses, net of deferrals	30	27	2	59
Amortization of deferred acquisition costs and intangibles	24	3	—	27

Total benefits and expenses	526	34	84	644

EARNINGS BEFORE INCOME TAXES	52	25	14	91

Provision for income taxes	18	8	5	31

SEGMENT NET EARNINGS	$34	$17	$9	$60

Three months ended March 31, 2004	Spread-Based Retail Products	Fee-Based Products	Spread-Based Institutional Products	Total
REVENUES:
Premiums	$277	$—	$—	$277
Net investment income	512	29	76	617
Policy fees and other income	2	83	—	85

Total revenues	791	112	76	979

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	487	7	—	494
Interest credited	213	27	66	306
Underwriting, acquisition and insurance expenses, net of deferrals	30	44	1	75
Amortization of deferred acquisition costs and intangibles	27	30	—	57

Total benefits and expenses	757	108	67	932

EARNINGS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	34	4	9	47

Provision for income taxes	12	1	3	16

SEGMENT NET EARNINGS	$22	$3	$6	$31

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income and Investments

(amounts in millions)

	Three months ended March 31,
	2005	2004
Spread-Based Retail Products
Fixed Annuities
Account value, beginning of period	$15,157	$14,199
Deposits	285	311
Interest credited	150	145
Surrenders, benefits and product charges	(343)	(317)

Account value, end of period	$15,249	$14,338

Account value, net of reinsurance, end of period	$15,214	$14,304	(i)

Income Annuities
Account value, beginning of period	$5,348	$5,015
Premiums and deposits	212	225
Interest credited	77	75
Surrenders, benefits and product charges	(218)	(212)

Account value, end of period	$5,419	$5,103

Account value, net of reinsurance, end of period	$5,415	$5,098	(ii)

Structured Settlements
Account value, beginning of period	$12,323	$12,017
Premiums and deposits	124	133
Interest credited	214	209
Surrenders, benefits and product charges	(229)	(227)

Account value, end of period	$12,432	$12,132

Account value, net of reinsurance, end of period	$653	$134	(iii)

Total Spread-Based Retail Products, net of reinsurance ((i)+(ii)+(iii))	$21,282	$19,536	(iv)

Spread-Based Institutional Products
GICs and Funding Agreements
Account value, beginning of the period	$9,541	$9,527
Deposits	841	501
Interest credited	82	66
Surrenders and benefits	(1,056)	(633)

Account value, end of period	$9,408	$9,461	(v)

Total Spread-Based Products Assets Under Management ((iv)+(v))	$30,690	$28,997	(vi)

Fee-Based Products
Variable Annuities
Account value, beginning of period	$11,555	$10,904
Deposits	265	308
Interest credited and investment performance	(161)	249
Surrenders, benefits and product charges	(401)	(402)

Account value, end of period	$11,258	$11,059

Account value, net of reinsurance, end of period	$1,287	$452	(vii)

Variable Life Insurance
Account value, beginning of the period	$345	$313
Deposits	8	11
Interest credited and investment performance	(11)	5
Surrenders, benefits and product charges	(7)	(8)

Account value, end of period	$335	$321	(viii)

Third Party Assets
Private Asset Management	$2,753	$2,497
Personal Advisor Network	1,293	866

Total Third Party Assets	$4,046	$3,363	(ix)

Total Fee-Based Products Assets Under Management ((vii)+(viii)+(ix))	$5,668	$4,136	(x)

Assets Under Management ((vi)+(x))	$36,358	$33,133

(a)	Assets under management is defined as the total account value, net of reinsurance, and third party assets

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Assets Under Management by Contract Type—Retirement Income and Investments

(amounts in millions)

	2005	2004
	Q1	Q4	Q3	Q2	Q1
Spread-Based Institutional Products
Guaranteed investment contracts (GICs)	$3,302	$3,352	$3,412	$3,517	$3,474
Funding agreements backing notes	3,381	3,405	2,992	2,844	2,963
Funding agreements	2,725	2,784	2,925	3,024	3,024

	$9,408	$9,541	$9,329	$9,385	$9,461

Funding agreements by liquidity provisions:
7 day	$—	$—	$50	$100	$100
30 day	—	—	150	200	350
90 day	1,308	1,518	1,610	1,660	1,960
180 day	150	100	—	—	—
No put	1,010	900	850	850	500
13 month rolling maturity	250	250	250	200	100
Accrued interest	7	16	15	14	14

Total funding agreements	$2,725	$2,784	$2,925	$3,024	$3,024

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Mortgage Insurance

(amounts in millions)

Three months ended March 31, 2005	U. S.	International	Total
REVENUES:
Premiums	$111	$104	$215
Net investment income	31	38	69
Policy fees and other income	7	3	10

Total revenues	149	145	294

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	15	6	21
Underwriting, acquisition and insurance expenses, net of deferrals	34	25	59
Amortization of deferred acquisition costs and intangibles	6	5	11

Total benefits and expenses	55	36	91

EARNINGS BEFORE INCOME TAXES	94	109	203

Provision for income taxes	22	40	62

SEGMENT NET EARNINGS	$72	$69	$141

Three months ended March 31, 2004	U. S.	International	Total
REVENUES:
Premiums	$119	$76	$195
Net investment income	31	29	60
Policy fees and other income	4	4	8

Total revenues	154	109	263

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	29	10	39
Underwriting, acquisition and insurance expenses, net of deferrals	41	23	64
Amortization of deferred acquisition costs and intangibles	7	5	12

Total benefits and expenses	77	38	115

EARNINGS BEFORE INCOME TAXES	77	71	148

Provision for income taxes	18	27	45

SEGMENT NET EARNINGS	$59	$44	$103

Segment Net Operating Earnings is equivalent to Segment Net Earnings.

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Corporate and Other

(amounts in millions)

Three months ended March 31, 2005	Total
REVENUES
Premiums	$18
Net investment income	35
Net realized investment losses	(6)
Policy fees and other income	5

Total revenues	52

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	8
Underwriting, acquisition and insurance expenses, net of deferrals	2
Amortization of deferred acquisition costs and intangibles	5
Interest expense	63

Total benefits and expenses	78

LOSS BEFORE INCOME TAXES	(26)

Benefit from income taxes	(8)

SEGMENT NET LOSS	(18)

Net realized investment losses, net of taxes	4

NET OPERATING LOSS	$(14)

Three months ended March 31, 2004	Total
REVENUES
Premiums	$26
Net investment income	33
Net realized investment gains	16
Policy fees and other income	2

Total revenues	77

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	9
Underwriting, acquisition and insurance expenses, net of deferrals	19
Amortization of deferred acquisition costs and intangibles	3
Interest expense	44

Total benefits and expenses	75

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2

Benefit from income taxes	(2)

SEGMENT NET EARNINGS	4

Net realized investment gains, net of taxes	(10)

NET OPERATING LOSS	$(6)

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Net Earnings

(amounts in millions)

	2005	2004
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,605	$1,606	$1,523	$1,708	$1,722	$6,559
Net investment income	851	825	785	1,001	1,037	3,648
Net realized investment (losses) gains	(6)	(1)	3	8	16	26
Policy fees and other income	161	212	159	204	249	824

Total revenues	2,611	2,642	2,470	2,921	3,024	11,057

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,075	1,129	1,034	1,290	1,351	4,804
Interest credited	340	344	328	364	396	1,432
Underwriting, acquisition and insurance expenses, net of deferrals	408	429	399	476	508	1,812
Amortization of deferred acquisition costs and intangibles	232	262	242	305	345	1,154
Interest expense	72	63	60	47	47	217

Total benefits and expenses	2,127	2,227	2,063	2,482	2,647	9,419

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	484	415	407	439	377	1,638

Provision for income taxes	162	69	136	171	117	493

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$322	$346	$271	$268	$260	$1,145

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Protection

(amounts in millions)

	2005	2004
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,128	$1,094	$1,085	$1,132	$1,170	$4,481
Net investment income	314	311	298	306	309	1,224
Policy fees and other income	88	102	91	79	87	359

Total Revenues	1,530	1,507	1,474	1,517	1,566	6,064

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	738	705	698	727	760	2,890
Interest credited	90	91	91	90	90	362
Underwriting, acquisition and insurance expenses, net of deferrals	288	279	267	272	276	1,094
Amortization of deferred acquisition costs and intangibles	189	208	198	219	244	869
Interest expense	9	6	4	2	3	15

Total benefits and expenses	1,314	1,289	1,258	1,310	1,373	5,230

EARNINGS BEFORE INCOME TAXES	216	218	216	207	193	834

Provision for income taxes	77	78	81	78	69	306

SEGMENT NET EARNINGS	$139	$140	$135	$129	$124	$528

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Retirement Income and Investments

(amounts in millions)

	2005	2004
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$244	$277	$219	$321	$277	$1,094
Net investment income	433	417	393	569	617	1,996
Policy fees and other income	58	58	52	76	85	271

Total revenues	735	752	664	966	979	3,361

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	308	363	281	495	494	1,633
Interest credited	250	253	237	274	306	1,070
Underwriting, acquisition and insurance expenses, net of deferrals	59	48	59	68	75	250
Amortization of deferred acquisition costs and intangibles	27	34	25	54	57	170
Interest expense	—	—	—	1	—	1

Total benefits and expenses	644	698	602	892	932	3,124

EARNINGS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	91	54	62	74	47	237

Provision for income taxes	31	19	22	27	16	84

SEGMENT NET EARNINGS	$60	$35	$40	$47	$31	$153

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Mortgage Insurance

(amounts in millions)

	2005	2004
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$215	$213	$197	$195	$195	$800
Net investment income	69	68	65	61	60	254
Policy fees and other income	10	8	10	10	8	36

Total revenues	294	289	272	266	263	1,090

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	21	53	46	27	39	165
Underwriting, acquisition and insurance expenses, net of deferrals	59	69	64	65	64	262
Amortization of deferred acquisition costs and intangibles	11	16	12	11	12	51

Total benefits and expenses	91	138	122	103	115	478

EARNINGS BEFORE INCOME TAXES	203	151	150	163	148	612

Provision for income taxes	62	44	48	49	45	186

SEGMENT NET EARNINGS	$141	$107	$102	$114	$103	$426

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Corporate and Other

(amounts in millions)

	2005	2004
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$18	$22	$22	$26	$26	$96
Net investment income	35	29	29	57	33	148
Net realized investment (losses) gains	(6)	(1)	3	8	16	26
Policy fees and other income	5	44	6	2	2	54

Total revenues	52	94	60	93	77	324

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	8	8	9	10	9	36
Underwriting, acquisition and insurance expenses, net of deferrals	2	33	9	22	19	83
Amortization of deferred acquisition costs and intangibles	5	4	7	3	3	17
Interest expense	63	57	56	44	44	201

Total benefits and expenses	78	102	81	79	75	337

(LOSS) EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(26)	(8)	(21)	14	2	(13)

(Benefit from) provision for income taxes	(8)	(72)	(15)	24	(2)	(65)

SEGMENT NET (LOSS) EARNINGS	(18)	64	(6)	(10)	4	52

Net realized investment losses (gains), net of taxes	4	1	(2)	(4)	(10)	(15)

NET OPERATING (LOSS) EARNINGS	$(14)	$65	$(8)	$(14)	$(6)	$37

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Segment Net Earnings—Affinity

(amounts in millions)

	2005	2004
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$34	$54	$88
Net investment income	—	—	—	8	18	26
Policy fees and other income	—	—	—	37	67	104

Total revenues	—	—	—	79	139	218

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	31	49	80
Underwriting, acquisition and insurance expenses, net of deferrals	—	—	—	49	74	123
Amortization of deferred acquisition costs and intangibles	—	—	—	18	29	47

Total benefits and expenses	—	—	—	98	152	250

LOSS BEFORE INCOME TAXES	—	—	—	(19)	(13)	(32)

Benefit from income taxes	—	—	—	(7)	(11)	(18)

SEGMENT NET LOSS	$—	$—	$—	$(12)	$(2)	$(14)

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

STATISTICAL DATA

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Deferred Acquisition Costs

(amounts in millions)

Deferred Acquisition Costs	Total	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other
Unamortized balance as of December 31, 2004	$5,206	$4,327	$762	$112	$5
Costs Deferred	300	241	41	16	2
Amortization	(213)	(176)	(25)	(10)	(2)
Impact of foreign currency translation	(3)	(4)	—	1	—

Unamortized balance as of March 31, 2005	5,290	4,388	778	119	5
Accumulated effect of net unrealized investment gains	(78)	(8)	(70)	—	—

Balance as of March 31, 2005	$5,212	$4,380	$708	$119	$5

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Investments Summary

(dollar amounts in millions)

		March 31, 2005		December 31, 2004		September 30, 2004		June 30, 2004		March 31, 2004
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturities, available-for-sale:
Public		$40,644	61%	$40,150	60%	$39,210	59%	$36,703	59%	$54,054	65%
Private		11,997	18%	12,274	18%	11,619	18%	11,298	18%	14,861	18%
Equity securities, available-for-sale
Common Stocks and Mutual Funds		52	0%	82	0%	75	0%	82	0%	143	0%
Preferred Stocks		132	0%	125	0%	126	0%	119	0%	243	1%
Investment in Special Purpose Entities		171	1%	167	1%	159	1%	151	1%	161	0%
Mortgage loans		6,279	9%	6,051	9%	5,877	9%	5,800	9%	6,124	7%
Policy loans		1,232	2%	1,224	2%	1,215	2%	1,108	2%	1,114	1%
Restricted investments held by securitization entities		815	1%	860	1%	925	1%	956	1%	1,018	1%
Cash, cash equivalents and short-term investments		1,526	2%	2,210	3%	2,667	4%	2,240	4%	2,465	3%
Other invested assets		3,823	6%	3,996	6%	4,299	6%	3,558	6%	3,535	4%

Total invested assets and cash		$66,671	100%	$67,139	100%	$66,172	100%	$62,015	100%	$83,718	100%

		March 31, 2005		December 31, 2004		September 30, 2004		June 30, 2004		March 31, 2004
Public Fixed Maturities—Credit Quality:		Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$29,107	72%	$28,635	71%	$27,877	71%	$26,053	71%	$34,481	64%
2	Baa	9,472	23%	9,344	23%	9,320	24%	8,758	24%	15,770	29%
3	Ba	1,439	4%	1,415	4%	1,329	4%	1,189	3%	2,313	4%
4	B	474	1%	651	2%	567	1%	571	2%	1,122	2%
5	Caa and lower	91	0%	63	0%	59	0%	94	0%	217	1%
6	In or near default	26	0%	15	0%	21	0%	21	0%	79	0%
Not rated	Not rated	35	0%	27	0%	37	0%	17	0%	72	0%

	Total public fixed maturities	$40,644	100%	$40,150	100%	$39,210	100%	$36,703	100%	$54,054	100%

Private Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$6,350	53%	$6,501	53%	$6,024	52%	$5,853	52%	$7,872	53%
2	Baa	4,743	40%	4,768	39%	4,605	40%	4,476	40%	5,692	38%
3	Ba	543	5%	605	5%	597	5%	628	5%	783	5%
4	B	175	1%	202	2%	191	2%	123	1%	210	2%
5	Caa and lower	46	0%	103	1%	106	1%	101	1%	138	1%
6	In or near default	37	0%	43	0%	74	0%	92	1%	98	1%
Not rated	Not rated	103	1%	52	0%	22	0%	25	0%	68	0%

	Total private fixed maturities	$11,997	100%	$12,274	100%	$11,619	100%	$11,298	100%	$14,861	100%

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Fixed Maturities Summary

(dollar amounts in millions)

	March 31, 2005		December 31, 2004		September 30, 2004		June 30, 2004		March 31, 2004
	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
Fixed maturities—Security Sector:
U.S. government & agencies	$493	1%	$572	1%	$569	1%	$614	1%	$1,189	2%
State and municipal	3,016	6%	3,030	6%	3,267	6%	3,140	7%	3,359	5%
Foreign government	1,808	3%	1,744	3%	1,453	3%	1,462	3%	1,660	2%
U.S. corporate	21,525	41%	21,893	42%	21,254	42%	20,389	43%	35,058	51%
Foreign corporate	7,178	14%	6,913	13%	6,550	13%	5,846	12%	8,773	13%
Mortgage-backed	8,722	17%	8,577	17%	7,969	16%	6,948	14%	8,421	12%
Public utilities	6,571	12%	6,395	12%	6,387	12%	6,152	13%	6,043	9%
Asset-backed	3,328	6%	3,300	6%	3,380	7%	3,450	7%	4,412	6%

Total fixed maturities	$52,641	100%	$52,424	100%	$50,829	100%	$48,001	100%	$68,915	100%

Corporate Bond Holdings—Industry Sector:
Finance and insurance	$10,658	30%	$10,357	30%	$10,080	29%	$9,619	30%	$13,881	28%
Utilities and energy	6,985	20%	7,056	20%	7,061	21%	6,784	21%	11,238	22%
Consumer—non cyclical	4,705	13%	4,351	12%	4,349	13%	4,213	13%	6,454	13%
Consumer—cyclical	2,634	8%	2,666	8%	2,637	8%	2,640	8%	4,028	8%
Capital goods	2,289	6%	2,240	6%	2,284	7%	2,201	7%	3,327	7%
Industrial	2,384	7%	2,475	7%	2,506	7%	2,263	7%	3,333	7%
Technology and communications	2,329	7%	2,223	6%	2,135	6%	1,996	6%	3,268	6%
Transportation	1,156	3%	1,063	3%	1,003	3%	900	3%	1,953	4%
Other	2,134	6%	2,770	8%	2,136	6%	1,771	5%	2,392	5%

Total	$35,274	100%	$35,201	100%	$34,191	100%	$32,387	100%	$49,874	100%

Fixed maturities—Contractual Maturity Dates:
Due in one year or less	$2,652	5%	$2,040	4%	$1,712	3%	$1,297	3%	$1,636	2%
Due after one year through five years	10,329	20%	10,749	20%	10,660	21%	10,952	23%	12,112	18%
Due after five years through ten years	11,658	22%	11,842	23%	11,663	23%	10,924	22%	14,725	21%
Due after ten years	15,952	30%	15,916	30%	15,445	31%	14,430	30%	27,609	40%

Subtotal	40,591	77%	40,547	77%	39,480	78%	37,603	78%	56,082	81%
Mortgage-backed and asset backed	12,050	23%	11,877	23%	11,349	22%	10,398	22%	12,833	19%

Total fixed maturities	$52,641	100%	$52,424	100%	$50,829	100%	$48,001	100%	$68,915	100%

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Commercial Mortgage Loan Data

(dollar amounts in millions)

	March 31, 2005		December 31, 2004		September 30, 2004		June 30, 2004		March 31, 2004
Summary of Commercial Mortgage Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$1,850	30%	$1,796	30%	$1,761	30%	$1,707	29%	$1,821	29%
South Atlantic	1,234	20%	1,239	20%	1,196	20%	1,208	21%	1,216	20%
Middle Atlantic	989	16%	953	16%	887	15%	857	15%	923	15%
East North Central	662	11%	682	11%	681	12%	706	12%	789	13%
Mountain	471	8%	463	8%	457	8%	439	8%	479	8%
West South Central	304	5%	306	5%	275	5%	303	5%	292	5%
West North Central	366	5%	252	4%	261	4%	246	4%	261	4%
East South Central	230	3%	225	4%	227	4%	225	4%	235	4%
New England	173	2%	135	2%	132	2%	109	2%	108	2%

Total	$6,279	100%	$6,051	100%	$5,877	100%	$5,800	100%	$6,124	100%

Property Type
Office	$1,861	30%	$1,822	30%	$1,774	30%	$1,826	32%	$1,985	32%
Industrial	1,845	30%	1,797	30%	1,768	30%	1,697	29%	1,814	30%
Retail	1,701	27%	1,574	26%	1,519	26%	1,507	26%	1,508	25%
Apartments	655	10%	650	11%	612	10%	575	10%	589	10%
Mixed use/other	217	3%	208	3%	204	4%	195	3%	228	3%

Total	$6,279	100%	$6,051	100%	$5,877	100%	$5,800	100%	$6,124	100%

	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,122	49%	$3,073	50%	$3,053	52%	$3,008	52%	$3,208	52%
$5 million but less than $10 million	1,457	23%	1,442	24%	1,378	23%	1,312	22%	1,352	22%
$10 million but less than $20 million	1,072	17%	1,009	17%	965	16%	970	17%	959	15%
$20 million but less than $30 million	350	6%	334	5%	287	5%	314	5%	358	6%
$30 million and over	324	5%	237	4%	238	4%	241	4%	296	5%

Total	$6,325	100%	$6,095	100%	$5,921	100%	$5,845	100%	$6,173	100%

	March 31, 2005	December 31, 2004
Allowance for Losses on Mortgage Loans
Balance, beginning of year	$52	$50
Additions	3	7
Deductions for write-downs and dispositions	(1)	(5)

Balance, end of year	$54	$52

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Segment Sales

(amounts in millions)

	2005	2004
	Q1	Q4	Q3	Q2	Q1	Total
Protection Segment[1]

Annualized first-year premiums[2]:

Term life	$29	$27	$26	$23	$26	$102
Financial Intermediaries	2	2	2	1	2	7
Independent Producers	27	25	24	22	24	95

Universal life	13	12	10	9	11	42
Financial Intermediaries	1	—	—	—	1	1
Independent Producers	12	12	10	9	9	40
Dedicated Sales Specialists	—	—	—	—	1	1

Long-term care	41	41	39	41	41	162
Financial Intermediaries	10	11	10	10	10	41
Independent Producers	14	12	12	12	11	47
Dedicated Sales Specialists	17	18	17	19	20	74

Group life and health	30	66	39	40	26	171
Independent Producers	30	66	39	40	26	171

Total annualized first-year premiums	113	146	114	113	104	477

Written premiums[2]:
Payment protection	453	351	397	402	351	1,501
Financial Intermediaries	453	351	397	402	351	1,501

Total protection segment	$566	$497	$511	$515	$455	$1,978

[1]	In our Protection segment, sales from our life, long-term care and group life and health insurance businesses represent annualized first-year premiums. Sales from our payment protection insurance business represent gross written premiums.
[2]	Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period. Written premiums represent total premiums gross of reinsurance and cancellations during the specified period. Deposits represent additional investments in investment products during the specified period.

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Segment Sales, continued

(amounts in millions)

	2005	2004
	Q1	Q4	Q3	Q2	Q1	Total
Retirement Income and Investments (RI&I) Segment[3]

Spread-based retail Structured settlements[4]	$153	$104	$89	$192	$150	$535

Income annuities	166	212	187	164	201	764
Financial Intermediaries	88	127	115	98	119	459
Independent Producers	70	79	68	63	78	288
Dedicated Sales Specialists	8	6	4	3	4	17

Fixed annuities	364	283	653	372	411	1,719
Financial Intermediaries	353	276	641	360	400	1,677
Independent Producers	7	4	6	9	6	25
Dedicated Sales Specialists	4	3	6	3	5	17

Total spread-based retail	683	599	929	728	762	3,018

Fee-based
Variable Annuities[5]	264	256	250	277	292	1,075
Financial Intermediaries	245	236	232	257	277	1,002
Independent Producers	9	8	5	13	7	33
Dedicated Sales Specialists	10	12	13	7	8	40

Variable life	3	4	4	5	5	18
Financial Intermediaries	3	3	3	4	4	14
Independent Producers	—	1	1	1	—	3
Dedicated Sales Specialists	—	—	—	—	1	1

Managed assets	323	301	267	271	304	1,143
Independent Producers	193	161	139	159	183	642
Dedicated Sales Specialists	130	140	128	112	121	501

Total fee-based	590	561	521	553	601	2,236

Spread-based institutional[4]
Guaranteed investment contracts (GICs)	49	96	80	111	74	361
Funding agreements backing notes	300	600	500	210	180	1,490
Funding agreements	—	100	—	100	100	300

Total spread-based institutional	349	796	580	421	354	2,151

Total RI&I segment	$1,622	$1,956	$2,030	$1,702	$1,717	$7,405

Mortgage Insurance Segment[6]
New insurance written:
U.S. mortgage insurance	$5,666	$7,074	$6,206	$8,055	$6,798	$28,133
International mortgage insurance	14,243	15,225	13,163	12,545	10,905	51,838

Total mortgage insurance segment	$19,909	$22,299	$19,369	$20,600	$17,703	$79,971

[3]	In our Retirement Income and Investments segment, sales from our life-contingent spread-based retail products represent annualized first-year premiums. Sales from our non-life-contingent spread-based retail products, as well as our fee-based and spread-based institutional products, represent new premiums/deposits.
[4]	All Structured Settlements and institutional products are sold by independent producers
[5]	Sales from our variable annuities include additional deposits on existing policies, including policies reinsured in connection with our corporate reorganization. Following is a table representing the additional deposits on policies reinsured:

2005	2004
Q1	Q4	Q3	Q2	Q1	Total
$38	$50	$59	$71	$82	$262

[6]	In our Mortgage Insurance segment, all sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued primary mortgage insurance during the specified period.

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

CORPORATE INFORMATION

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, S&P, Moody’s and Fitch as follows:

Company	A.M. Best rating	S&P rating	Moody’s rating	Fitch rating
American Mayflower Life Insurance Company of New York	A+	AA-	Aa3	AA-

Federal Home Life Insurance Company	A+	Not rated	Aa3	AA-

First Colony Life Insurance Company	A+	AA-	Aa3	AA-

GE Capital Life Assurance Company of NY	A+	AA-	Aa3	AA-

GE Life and Annuity Assurance Company	A+	AA-	Aa3	AA-

GE Group Life Assurance Company	A	AA-	Not rated	Not rated

General Electric Capital Assurance Company	A+	AA-	Aa3	AA-

Our mortgage insurance subsidiaries are rated by S&P, Moody’s and Fitch as follows:

Company(1)	S&P rating	Moody’s rating	Fitch rating
General Electric Mortgage Insurance Corporation	AA	Aa2	AA

GE Mortgage Insurance Company Pty. Limited	AA	Aa2	AA

GE Mortgage Insurance Limited	AA	Aa2	AA

GE Residential Mortgage Insurance Corporation of NC.	AA	Aa2	AA

(1)	Our Canadian mortgage insurance company is not rated by any of the rating agencies shown above.

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its “A+” (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The “A+” (Superior) rating is the second-highest of fifteen ratings assigned by A.M. Best, which range from “A++” to “S”.

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. The “AA” range is the second-highest of the four ratings ranges that meet these criteria, and also is the second-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of S&P’s 20 ratings categories.

Moody’s states that insurance companies rated “Aa” (Excellent) offer excellent financial security. Moody’s states that companies in this group constitute what are generally known as high-grade companies. The “Aa” range is the second-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the “Aa2” and “Aa3” ratings are the third- and fourth-highest of Moody’s 21 ratings categories.

GENWORTH FINANCIAL

1Q 2005 FINANCIAL SUPPLEMENT

Fitch states that “AA” (Very Strong) rated insurance companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small. The “AA” rating category is the second-highest of eight financial strength rating categories, which range from “AAA” to “D.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of Fitch’s 22 ratings categories.

A.M. Best, S&P, Moody’s and Fitch review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading insurance holding company, serving the lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers, and has operations in 22 countries, including the U.S., Canada, Australia, the U.K. and more than a dozen other European countries. For more information, visit www.genworth.com

Inquiries:

Genworth Financial, Inc., Richmond

Jean Peters, 804-662-2693

jean.peters@genworth.com

Alicia Charity, 804-662-2248

alicia.charity@genworth.com